INVESCO EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED FEBRUARY 28, 2019 TO THE

PROSPECTUS DATED FEBRUARY 28, 2019, OF:

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)

(each, a “Fund” and collectively, the “Funds”)

The staff of the Listing Qualifications Department (the “Staff”) of Cboe BZX Exchange, Inc. (the “Exchange”) notified Invesco Exchange-Traded Fund Trust II (the “Trust”) that the Funds do not appear to be in compliance with the continued listing standards of the Exchange, which require, among other things, that a listed security maintain at least 50 shareholders for at least 30 or more consecutive trading days following its initial year of trading on the Exchange. Therefore, in accordance with its procedures, the Exchange may affix a “below compliance” (.BC) indicator to each Fund’s ticker symbol on the consolidated tape.

The Trust has submitted, and the Exchange has accepted, each Fund’s plan to demonstrate by July 8, 2019, that it is in compliance with all Exchange rules.

Should a Fund be unable to meet the Exchange’s listing standards by July 8, 2019, the Staff may determine to delist the Fund. In such event, you will receive additional information about the future plans for the Fund.

Please Retain This Supplement For Future Reference.

P-PS-EQI-PROSUP-1 02282019